Under Rule 497(b)
(File No. 333-256440)

MFS® TENNESSEE MUNICIPAL BOND FUND

A series of MFS® Municipal Series Trust

111 Huntington Avenue, Boston, Massachusetts 02199

(617) 954-5000

July 15, 2021

Dear Shareholder:

I am writing to ask for your vote on the reorganization of the MFS® Tennessee Municipal Bond Fund (the “Tennessee Municipal Bond Fund”) into the MFS® Municipal Intermediate Fund (the “Municipal Intermediate Fund”). As a record owner of the Tennessee Municipal Bond Fund, you will be asked to approve the reorganization as discussed in further detail in the enclosed Prospectus/Proxy Statement. Votes will be cast at a shareholder meeting scheduled for September 16, 2021. Details about the meeting and ways that you can submit your vote are included in the enclosed Prospectus/Proxy Statement.

You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. Due to recent changes in Tennessee’s tax code, the tax advantage that Tennessee state residents once enjoyed when investing in the Tennessee Municipal Bond Fund (as opposed to a national municipal bond fund) no longer exists. MFS offers the Municipal Intermediate Fund. The Municipal Intermediate Fund and the Tennessee Municipal Bond Fund have similar investment objectives, investment policies, and strategies. The primary difference between the investment strategies and policies of the funds is that the Tennessee Municipal Bond Fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Tennessee, while the Municipal Intermediate Fund invests, under normal market conditions, at least 80% of its net assets in municipal instruments, the interest on which is exempt from federal income tax. Another difference between the investment strategies of the two funds is that the dollar-weighted average effective maturity of the Municipal Intermediate Fund will normally range between three and ten years; while the dollar-weighted average effective maturity of the Tennessee Municipal Bond Fund does not have a specific range. As a record owner of the Tennessee Municipal Bond Fund, you will be asked to approve the reorganization on a tax –free basis of the Tennessee Municipal Bond Fund into the Municipal Intermediate Fund as discussed in further detail in the enclosed Prospectus/Proxy Statement. This reorganization will provide you with the opportunity to participate in a fund with a similar investment objective, investment policies and strategies, a lower management fee, and the potential for lower expenses as the result of fixed expenses being spread over the combined fund’s larger asset base.

Details about the potential tax consequences of the reorganization are included in the enclosed Prospectus/Proxy Statement in the response to Question 12, “Will the reorganization have tax consequences?” in the “Synopsis” on page 15 and in the “Federal Income Tax Consequences” subsection under “Information About the Reorganization” on page 29.

After careful consideration, the Tennessee Municipal Bond Fund’s Trustees have unanimously determined that the reorganization of the Tennessee Municipal Bond Fund into the Municipal Intermediate Fund would be in the best interest of the shareholders of the Tennessee Municipal Bond Fund. For this reason, the Trustees recommend that you vote FOR the proposed reorganization by completing the enclosed Proxy Card. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, an overview of the reorganization is included in question and answer format at the beginning of the Prospectus/Proxy Statement. You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

Please take a moment now to provide your voting instructions by one of the methods described on the enclosed Proxy Card. For more information, please call Di Costa Partners at 833-892-6628. I thank you for your prompt attention to this matter.

Sincerely,

David L. DiLorenzo

President

MFS® Tennessee Municipal Bond Fund

MFS® TENNESSEE MUNICIPAL BOND FUND

A series of MFS® Municipal Series Trust

111 Huntington Avenue, Boston, Massachusetts 02199

(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 16, 2021

A Special Meeting (the “Meeting”) of Shareholders of MFS® Tennessee Municipal Bond Fund (the “Tennessee Municipal Bond Fund” or the “Fund”), a series of the MFS® Municipal Series Trust (the “Trust”), a Massachusetts business trust, will be held on September 16, 2021, at 10:00 a.m. Eastern Time for the following purposes:

ITEM 1.	To consider and act upon a proposal to approve a Plan of Reorganization (the “Plan”) of the Trust, on behalf of each of its Tennessee Municipal Bond Fund and its MFS® Municipal Intermediate Fund (the “Municipal Intermediate Fund”), providing for the transfer of the Tennessee Municipal Bond Fund’s assets to and the assumption of the Tennessee Municipal Bond Fund’s liabilities by the Municipal Intermediate Fund in exchange solely for shares of beneficial interest of the Municipal Intermediate Fund, and the distribution of Municipal Intermediate Fund shares to the shareholders of the Tennessee Municipal Bond Fund in complete liquidation and termination of the Tennessee Municipal Bond Fund.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

In light of public health concerns regarding the coronavirus (“COVID-19”) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Tennessee Municipal Bond Fund has determined that the Meeting will be conducted exclusively via audio teleconference. You will not be able to attend the Meeting in person.

Any shareholder wishing to participate in the Meeting telephonically can do so. If you are a record holder of shares of the Tennessee Municipal Bond Fund as of June 25, 2021 , please email our proxy solicitor, Di Costa Partners, at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on September 15, 2021 to register to participate in the meeting telephonically. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Tennessee Municipal Bond Fund shares through an intermediary, such as a broker-dealer, as of June 25, 2021, and you want to participate in the Meeting, please e-mail Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on September 15, 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of June 25, 2021 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held as of June 25, 2021 and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call Di Costa Partners at 833-892-6628.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND

THAT YOU VOTE FOR ITEM 1.

Only the Fund’s shareholders of record on June 25, 2021 will be entitled to vote at its Meeting of Shareholders. Your vote is important. Whether or not you expect to attend the Meeting, please follow the steps on the enclosed Proxy Card to provide voting instructions by mail.

By order of the Board of Trustees,

Christopher R. Bohane

Assistant Secretary and Assistant Clerk

July 15, 2021

PROSPECTUS/PROXY STATEMENT

July 15, 2021

Acquisition of the assets and liabilities of

MFS® TENNESSEE MUNICIPAL BOND FUND

a series of MFS Municipal Series Trust 111 Huntington Ave

Boston, Massachusetts 02199

(617) 954-5000

By and in exchange for shares of

MFS® MUNICIPAL INTERMEDIATE FUND a series of MFS Municipal Series Trust 111 Huntington Avenue

Boston, Massachusetts 02199 (617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of MFS® Tennessee Municipal Bond Fund (the “Tennessee Municipal Bond Fund”) into MFS® Municipal Intermediate Fund (the “Municipal Intermediate Fund”). If the proposed reorganization is approved, each shareholder of the Tennessee Municipal Bond Fund will receive a number of full and fractional shares of the corresponding class of shares of the Municipal Intermediate Fund equal in value at the date of the exchange to the total value of the shareholder’s Tennessee Municipal Bond Fund shares and the Tennessee Municipal Bond Fund will be terminated. Like the Tennessee Municipal Bond Fund, the Municipal Intermediate Fund is in the family of funds advised by Massachusetts Financial Services Company (“MFS”), and is a registered open-end management investment company (i.e., mutual fund). The Tennessee Municipal Bond Fund and the Municipal Intermediate Fund are sometimes collectively referred to herein as the “Funds,” and each individually sometimes referred to herein as a “Fund.”

This Prospectus/Proxy Statement is being mailed to shareholders of Tennessee Municipal Bond Fund on or about July 15, 2021. It provides you with the information you need to vote on the proposed reorganization. Much of the information is required under the rules of the U.S. Securities and Exchange Commission (the “SEC”), some of which is technical. If there is anything you do not understand, please call the toll-free number, 1-800-225-2606, or your financial intermediary.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Special Meeting of Shareholders of the Tennessee Municipal Bond Fund to be held on September 16, 2021 (the “Meeting”), and not revoked, will be voted at the Meeting.

For your vote to be counted, it must be received by Di Costa Partners by 5:00 p.m. Eastern Time on September 15, 2021.

Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on September 16, 2021.

This Prospectus/Proxy Statement is available at www.eproxyaccess.com/mfs2021. Information on how to attend the Meeting via audio teleconference can be obtained by emailing meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on September 15, 2021. In light of public health concerns regarding the coronavirus (“COVID-19”) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Tennessee Municipal Bond Fund has determined that the Meeting will be held via audio teleconference only. The Meeting will be accessible in real time, solely by means of remote audio communication. You will not be able to attend the meeting in person. You may vote during the Meeting by following the instructions presented during the meeting.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Municipal Intermediate Fund. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by the Summary Prospectus of the Municipal Intermediate Fund dated May 18, 2021 (the “Municipal Intermediate Fund Summary Prospectus”). The Municipal Intermediate Fund Summary Prospectus is incorporated into this Prospectus/Proxy Statement by reference, which means that each is part of the Prospectus/Proxy Statement for legal purposes.

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)	the Prospectus, dated May 18, 2021, of the Municipal Intermediate Fund, as supplemented;

(ii)	the Prospectus, dated July 29, 2020, of the Tennessee Municipal Bond Fund, as supplemented;

(iii)	the Statement of Additional Information, dated July 29, 2020, of the Municipal Intermediate Fund, as supplemented, including the supplement to the Statement of Additional Information dated May 18, 2021;

(iv)	the Statement of Additional Information, dated July 29, 2020, of the Tennessee Municipal Bond Fund, as supplemented;

(v)	the Tennessee Municipal Bond Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2021; and

(vi)	the Statement of Additional Information, dated July 15, 2021, relating to the reorganization

For a free copy of any of the above documents, please contact us at our toll-free number 1-800-225-2606 or write to MFS Service Center, Inc., P.O. Box 219341, Kansas City, MO 64121-9341 or by logging in to www.mfs.com.

The Municipal Intermediate Fund’s Prospectus, which is incorporated by reference above, is intended to provide you with additional information about the Fund. The Municipal Intermediate Fund is newly organized and will have limited assets and liabilities at the time of the Reorganization.

Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the documents listed above relating to the Tennessee Municipal Bond Fund and the Municipal Intermediate Fund are 002-92915 and 811-04096. The SEC file number for the Statement of Additional Information, dated July 15, 2021, relating to the proposed reorganization is 333-256440.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Enclosures

Summary Prospectus of the Municipal Intermediate Fund, dated May 18, 2021

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders relating to the proposed reorganization between the Funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the reorganization.

1.	What is happening?

The Trustees of the Tennessee Municipal Bond Fund, who are also the Trustees of the Municipal Intermediate Fund, are recommending that shareholders of the Tennessee Municipal Bond Fund approve the reorganization of the Tennessee Municipal Bond Fund into the Municipal Intermediate Fund. If the reorganization is approved by shareholders, the assets and liabilities of the Tennessee Municipal Bond Fund will be transferred to the Municipal Intermediate Fund. In consideration therefor, the Municipal Intermediate Fund will deliver to the Tennessee Municipal Bond Fund a number of shares of the Municipal Intermediate Fund having an aggregate net asset value equal to the net asset value of the Tennessee Municipal Bond Fund. Immediately following the transfer, the Municipal Intermediate Fund shares received by the Tennessee Municipal Bond Fund will be distributed to its shareholders in proportion to their holdings in the Tennessee Municipal Bond Fund and the Tennessee Municipal Bond Fund will be terminated as soon as reasonably practicable thereafter. All of these transactions are referred to below collectively as the “reorganization.”

As the combined fund, the Municipal Intermediate Fund will be the surviving fund for accounting, tax, and performance reporting purposes. The Municipal Intermediate Fund’s financial statements will be utilized for all financial reporting after the reorganization. In addition, the performance of the Municipal Intermediate Fund will be used for reporting purposes after the reorganization.

2.	What will happen to my shares of the Tennessee Municipal Bond Fund as a result of the reorganization?

There are four classes of shares of the Tennessee Municipal Bond Fund: Class A, Class B, Class I, and Class R6 shares. The Municipal Intermediate Fund also offers four classes of shares: Class A, Class C,

Class I and Class R6 shares. Class B shares of the Tennessee Municipal Bond Fund and Class C shares of the Municipal Intermediate Fund will not be involved in the transaction. On or about August 23, 2021, Class B shares of the Tennessee Municipal Bond Fund will be converted to Class A shares of the same Fund. Class B shares of the Tennessee Municipal Bond Fund will be converted to Class A shares regardless of shareholder approval of the reorganization. If shareholders approve the reorganization, then effective on or about October 1, 2021, your shares of the Tennessee Municipal Bond Fund will, in effect, be exchanged for shares of the same class of the Municipal Intermediate Fund with an equal total net asset value on the date of the reorganization. The transaction will be treated as tax-free for federal income tax purposes. The Tennessee Municipal Bond Fund will then be terminated.

3.	If I hold Class B shares, what will happen to my Class B shares of the Tennessee Municipal Bond Fund?

The Board of Trustees of the Tennessee Municipal Bond Fund approved the conversion of Class B shares of the Tennessee Municipal Bond Fund into Class A shares, based on the terms of the Amended and Restated Rule 18f-3 Plan of the Trust on or about August 23, 2021. Class B shares will be converted to Class A shares on the basis of relative net asset values regardless of whether shareholders approve the reorganization. If shareholders approve the reorganization, then effective on or about October 1, 2021, as a holder of Class A shares of the Tennessee Municipal Bond Fund, your Class A shares will, in effect, be exchanged for Class A shares of the Municipal Intermediate Fund with an equal total net asset value on the date of the reorganization.

4.	Why is the reorganization occurring and what are the benefits of merging the Tennessee Municipal Bond Fund into the Municipal Intermediate Fund?

MFS is proposing this reorganization because it believes that participation in the reorganization is in the best interests of the shareholders of Tennessee Municipal Bond Fund and Municipal Intermediate Fund and that the interests of the Tennessee Municipal Bond Fund’s shareholders will not be diluted as a result of the reorganization. The reorganization offers Tennessee Municipal Bond Fund shareholders the opportunity to participate in a fund with a similar investment objective, investment policies and strategies, and offers Tennessee Municipal Bond Fund shareholders the opportunity to hold shares of a municipal bond fund with an intermediate municipal strategy and with a lower management fee, and a lower expense limitation. In addition, the Tennessee Municipal Bond Fund shareholders do not realize additional tax benefits from investments in obligations of the State of Tennessee or political subdivisions there in light of the absence of a state income tax on interest and dividend income. MFS believes that shareholders of both Funds would benefit from the possibility of additional economies of scale through the spreading of certain expenses across a larger asset base. All in all, if the reorganization is approved, the combined fund would provide the effective deployment of municipal investment resources on behalf of the shareholders and would be expected to have greater distribution and asset growth potential.

It is estimated that if the reorganization is completed, each class of shares of the combined fund would have a lower total expense ratio than the current total expense ratio of the corresponding class of shares of the Tennessee Municipal Bond Fund (an estimated reduction of 0.16% lower for all share classes, based on expenses that the Fund incurred during its most recent fiscal year). It is expected that the reorganization will be treated as a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Tennessee Municipal Bond Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization.”

5.	How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?

The investment objectives of the two Funds are similar, in that both Funds seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation. The investment objective of both Funds may be changed without shareholder approval. The Tennessee Municipal Bond Fund’s investment objective also seeks total return with an emphasis on income exempt from personal income tax, if any, of Tennessee, but also considering capital appreciation. The Municipal Intermediate Fund seeks to achieve its objective by normally investing at least 80% of net assets in municipal instruments, while the Tennessee Municipal Bond Fund seeks to achieve its objective by normally investing at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Tennessee. The interest from both Funds’ investments is exempt from federal income tax, but may be subject to the federal alternative minimum tax. In choosing investments for the Funds, MFS primarily invests each Fund’s assets in municipal instruments and investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments. Additionally, MFS may invest 25% or more of both Tennessee Municipal Bond Fund’s and Municipal Intermediate Fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. With respect to both Funds, while MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments.

With respect to both Funds, MFS uses an active bottom-up investment approach to buying and selling investments for each Fund. Investments for both Funds are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors. Furthermore, both Funds are diversified funds, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) and have substantially similar fundamental investment restrictions.

The primary difference between the Funds is that Tennessee Municipal Bond Fund’s investment objective emphasizes income exemption from personal income tax of Tennessee, therefore MFS invests a significant percentage of its assets in municipal instruments of Tennessee. For Tennessee Municipal Bond Fund, MFS invests in municipal instruments whose interest is exempt from federal and state personal income tax, including instruments issued by U.S. territories and possessions (such as Puerto Rico, Guam, and the U.S. Virgin Islands) and their political subdivisions and public corporations. For Municipal Intermediate Fund, MFS may invest a significant percentage of its assets in issuers in a single state, territory, or possession, or a small number of states, territories, or possessions. An additional difference between the two Funds is that the Municipal Intermediate Fund’s dollar-weighted average effective maturity will normally range between three and ten years, while the Tennessee Municipal Bond Fund does not have a dollar-weighted average effective maturity within a specific range.

In addition to the Funds’ principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus and Statement of Additional Information. For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Summary of Key Information” and “Investment Objective, Strategies, and Risks” in each Fund’s current Prospectus and “Investment Strategies, Risks and Restrictions,” “Appendix J – Investment Strategies and Risks,” and “Appendix K – Investment Restrictions” in each Fund’s current Statement of Additional Information.

While MFS believes that the Municipal Intermediate Fund should provide a comparable investment opportunity for shareholders of the Tennessee Municipal Bond Fund, MFS has estimated that approximately 50% of the portfolio of the Tennessee Municipal Bond Fund will be liquidated in connection with the reorganization. Such repositioning is primarily a result of the Municipal Intermediate Fund’s focus on securities with an effective maturity range of three to ten years and Tennessee Municipal Bond Fund’s strategy of having at least 80% of its holdings be exempt from personal income tax in Tennessee. If shareholders approve the reorganization, MFS expects to liquidate approximately 25% of the Tennessee Municipal Bond Fund’s portfolio securities prior to the reorganization and reposition approximately 25% of Tennessee Municipal Bond Fund’s portfolio securities after the reorganization. Notwithstanding the foregoing, additional changes may be made to the Tennessee Municipal Bond Fund’s portfolio in advance of shareholder approval of the reorganization. Proceeds from the liquidations will be used to acquire securities consistent with the Municipal Intermediate Fund’s investment policies and strategies. While there is not expected to be any significant transaction costs in connection with the municipal instruments that will be sold by the Municipal Intermediate Fund in connection with this repositioning, to the extent municipal instruments are purchased by the Fund as part of the repositioning there will be a difference in the bid ask spread whereby the Fund pays the higher asking price for the municipal instruments but will value them in the fund at the lower bid price. MFS estimates that the Tennessee Municipal Bond Fund will incur approximately $68,000 as a result of this bid ask spread. Moreover, during this period of repositioning prior to the reorganization, the Tennessee Municipal Bond Fund may not operate in accordance with its stated investment objective, policies, restrictions and strategies. The amount of the bid ask spread associated with the pre-reorganization repositioning will be dependent upon market conditions and portfolio holdings at the time the portfolio is repositioned and may be higher or lower than the amount stated above. These transactions may also generate taxable gains for shareholders (after reduction by any available capital loss carry forwards). For more information about the federal income tax consequences of the reorganization, see the response to Question 12, “Will the reorganization have tax consequences?” on page 15 and “Information About the Reorganization – Federal Income Tax Consequences” on page 29.

6.	How do the management fees and other expenses of the two Funds compare and what are they estimated to be following the reorganization?

The tables below show the Funds’ contractual management fee rates, any applicable management fee waivers and/or reductions currently in place, effective management fee rates, and total annual fund operating expenses, as well as fee and expense information for the pro forma combined fund based on pro forma combined assets (which includes $25 million of seed money of MFS or its affiliates) as of March 31, 2021 (most recent completed fiscal year end of Tennessee Municipal Bond Fund). Each of the Funds has a fiscal year end of March 31. The tables below present fees and expenses for Tennessee Municipal Bond Fund for the most recent fiscal year (i.e., the 12 months ended March 31, 2021). Municipal Intermediate Fund commenced investment operations on May 18, 2021 and does not yet have a full year of financial or performance information. Therefore, the Total Annual Fund Operating Expenses table below present estimated fees and expenses for Municipal Intermediate Fund for the current fiscal year (i.e., the 12 months ending March 31, 2022). The tables below also present fees and expenses for the pro forma combined fund for the most recent fiscal year (i.e., the 12 months ended March 31, 2021).

Management Fees

The annual management fee rate set forth in each Fund’s Investment Advisory Agreement with MFS and each Fund’s effective management fee are as follows:

Tennessee Municipal Bond Fund
Contractual Management Fee Rate:	Effective Management Fee Rate:
0.45% of the fund’s average daily net assets	0.44%

Municipal Intermediate Fund:
Contractual Management Fee Rate:	Effective Management Fee Rate:

0.35% of the fund’s average daily net assets annually up to $1 billion;

0.325% of the fund’s average daily net assets annually in excess of $1 billion and up to $2.5 billion; and

0.30% of the fund’s average daily net assets annually in excess of $2.5 billion

N/A*
*	Municipal Intermediate Fund commenced investment operations on May 18, 2021 and does not yet have a full year of financial or performance information.

Upon the consummation of the reorganization, the combined fund will pay management fees pursuant to the Municipal Intermediate Fund’s management fee schedule as shown below.

Pro Forma Combined Fund
Contractual Management Fee Rate:	Estimated Effective Management Fee Rate:
0.35% of the fund’s average daily net assets annually up to $1 billion; 0.325% of the fund’s average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.30% of the fund’s average daily net assets annually in excess of $2.5 billion	0.34%

For each Fund, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Funds’ Board of Trustees. For Tennessee Municipal Bond Fund’s most recently completed fiscal year end, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. The estimated Effective Management Fee Rate for the pro forma combined fund reflects this reduction, which is estimated to be 0.01% of the combined fund’s average daily net assets.

Sales Charges and Rule 12b-1 Fees. The sales charges are the same for both Funds; however, no initial sales charge will be charged to shareholders in connection with the reorganization of the Funds. The contingent deferred sales charge (“CDSC”) aging schedule for Class A shares held by a shareholder of the Tennessee Municipal Bond Fund will be carried over to Class A shares respectively of the Municipal Intermediate Fund received by such shareholder in the reorganization. In addition, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that permits each Fund to pay distribution and/or services fees to support the sale and distribution of certain of each Fund’s shares. For Class A shares for both Funds, the Rule 12b-1 fees consist of a 0.25% service fee; for Class B (Tennessee Municipal Bond Fund only) and Class C (Municipal Intermediate Fund only), the Rule 12b-1 fees consist of a 0.25% service fee and a 0.75% distribution fee. Class I and Class R6 shares are not subject to Rule 12b-1 fees.

Total Annual Fund Operating Expenses and Other Expenses

The following tables summarize the fees and expenses that you may pay when investing in the Funds, and fees and expenses of the pro forma combined fund. The annual fund operating expenses for Tennessee Municipal Bond Fund are based on the expenses that it incurred during its most recently completed fiscal year, but have not been adjusted to reflect the Fund’s current asset size. The annual fund operating expenses for the Municipal Intermediate Fund are based on estimated “Other Expenses” for the current fiscal year expressed as a percentage of each class’ estimated average net assets during the period. In general, a fund’s annual operating expenses as a percentage of the fund’s assets increase as the fund’s assets decrease.

The tables below are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the pro forma combined fund after giving effect to the reorganization. Pro forma expenses for Class B shares of the pro forma combined fund are not reflected in the table because Class B shares of the Tennessee Municipal Bond Fund are expected to be converted to Class A shares prior to the reorganization and will not be part of the reorganization. Likewise, although the Municipal Intermediate Fund and the pro forma combined fund will offer Class C shares, Class C shares of the Municipal Intermediate Fund are not part of the reorganization and therefore are not reflected in the tables below.

The Municipal Intermediate Fund’s actual expenses after the reorganization may be greater or less than those shown below.

	Class A Shares		Class B Shares		Class I Shares	Class R6 Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Tennessee Municipal Bond Fund	4.25%		None		None	None
Municipal Intermediate Fund	4.25%		N/A		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)
Tennessee Municipal Bond Fund	1.00	%#	4.00	%*	None	None
Municipal Intermediate Fund	1.00	%#	N/A		None	None

#	The contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
*	The CDSC applies to shares purchased without an initial sales charge and redeemed within the first six years after purchase (declining from 4% during the first year to 0% after six years).

Annual Fund Operating Expenses

(Expenses that you pay each year as a Percentage of

the Value of your investment)

Tennessee Municipal Bond Fund

Share Class	A	B1	I	R6
Management Fee	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[2]	0.28%	0.28%	0.28%	0.21%
Total Annual Fund Operating Expenses	0.98%	1.73%	0.73%	0.66%
Fee Reductions and/or Expense Reimbursements[3]	(0.12)%	(0.12)%	(0.12)%	(0.12)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.86%	1.61%	0.61%	0.54%

Municipal Intermediate Fund4

Share Class	A	I	R6
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses[2]	0.83%	0.83%	0.76%
Total Annual Fund Operating Expenses	1.43%	1.18%	1.11%
Fee Reductions and/or Expense Reimbursements[5]	(0.73)%	(0.73)%	(0.73)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.70%	0.45%	0.38%

Municipal Intermediate Fund (Pro Forma Combined Fund)6

Share Class	A	I	R6
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses[2]	0.26%	0.26%	0.19%
Total Annual Fund Operating Expenses	0.86%	0.61%	0.54%
Fee Reductions and/or Expense Reimbursements[7]	(0.16)%	(0.16)%	(0.16)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.70%	0.45%	0.38%

1	On or about August 23, 2021, Class B shares will be converted to Class A shares of Tennessee Municipal Bond Fund. Current shareholders of Class B will become shareholders of Class A shares with a total net asset value equal to their Class B shares at the time of the conversion.
2

“Other Expenses” for each Fund do not include the one-time fees and expenses that will be borne by each Fund in connection with the consummation of the reorganization, as described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”

3	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.86% of the class’ average daily net assets annually for Class A shares, 1.61% of the class’ average daily net assets annually for Class B shares, 0.61% of the class’ average daily net assets annually for Class I shares, and 0.54% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board of Trustees, but such agreement will continue until at least July 31, 2022.
4	The annual fund operating expenses are based on estimated “Other Expenses” for the current fiscal year expressed as a percentage of each class’ estimated average net assets during the period.
5	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.70% of the class’ average daily net assets annually for Class A shares, 0.45% of the class’ average daily net assets annually for Class I shares, and 0.38% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2022.
6	Assumes that the reorganization occurred on the first day of the twelve-month period ended March 31, 2021.
7	If the proposed reorganization is approved by the shareholders of the Tennessee Municipal Bond Fund, the Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.70% of the class’ average daily net assets annually for Class A shares, 0.45% of the class’ average daily net assets annually for Class I shares, and 0.38% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2023.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in each Fund. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all of your shares at the end of these periods (unless otherwise indicated below). They also assume a 5% return on your investment each year and that all dividends and other distributions are reinvested. They also assume that a Fund’s operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s “Total Annual Fund Operating Expenses and Other Expenses After Fee Reductions and/or Expense Reimbursements” for the period during which any written fee reductions are in effect (see “Annual Fund Operating Expenses” table above). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Tennessee Municipal Bond Fund
Class A	$509	$711	$932	$1,564
Class B*^
Assuming redemption at the end of period	$564	$832	$1,126	$1,831
Assuming no redemption at end of period	$164	$532	$926	$1,831
Class I	$62	$220	$393	$894
Class R6	$55	$198	$355	$810

	1 Year	3 Years	5 Years	10 Years
Municipal Intermediate Fund
Class A	$493	$786	$1,104	$2,002
Class I	$46	$299	$575	$1,364
Class R6	$39	$277	$538	$1,283
Municipal Intermediate Fund (Pro Forma Combined)
Class A	$493	$655	$850	$1,411
Class I	$46	$161	$307	$730
Class R6	$39	$139	$268	$644

*	On or about August 23, 2021, Class B shares will be converted to Class A shares of Tennessee Municipal Bond Fund. Current shareholders of Class B will become shareholders of Class A shares with a total net asset value equal to their Class B shares at the time of the conversion. This conversion is not reflected in the table above.
^	Class B shares automatically convert to Class A shares approximately eight years after purchase; therefore, the expense examples reflect Class A shares’ expenses after eight years.

Other Expense Information

For more information on the fees and expenses of each Fund, see “Summary of Key Information – Fees and Expenses,” “Management of the Fund,” and “Description of Share Classes” in each Fund’s current Prospectus.

7.	How has Tennessee Municipal Bond Fund performed?

The performance information below provides some indication of the risks of investing in the Tennessee Municipal Bond Fund, by showing changes in its performance over time and how the Fund’s performance over time compares with that of a broad measure of market performance.

Of course, the Tennessee Municipal Bond Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information is available online at www.mfs.com or by calling 1-800-225-2606. The performance record of Tennessee Municipal Bond Fund’s Class A shares is set forth below.

Calendar Year Total Returns

	2020	2019	2018	2017	2016
Tennessee Municipal Bond Fund	3.52%	6.84%	0.80%	3.90%	0.43%

	2015	2014	2013	2012	2011
	2.64%	9.62%	(6.37)%	7.97%	10.09%

During the periods shown in the table above, the highest Class A shares quarterly return for the Tennessee Municipal Bond Fund was 3.77% for the calendar quarter ended September 30, 2011 and the lowest Class A shares quarterly return was (3.98)% for the calendar quarter ended June 30, 2013. The Class A shares total return for the Tennessee Municipal Bond Fund was 0.08% for the three-month period ended March 31, 2021.

Average Annual Total Returns for the Periods Ended

December 31, 2020 (Load Adjusted)

	1 Year	5 Year	10 Year
Tennessee Municipal Bond Fund
Returns Before Taxes
Class B Shares	(1.34)%	1.94%	3.22%
Class I Shares	3.64%	3.31%	4.08%
Class R6 Shares	3.82%	3.37%	4.12%
Class A Shares	(0.88)%	2.18%	3.38%
Returns After Taxes
Returns After Taxes on Distributions of Class A Shares	(0.89)%	2.16%	3.37%
Returns After Taxes on Distributions and Sale of Class A Shares	0.46%	2.33%	3.34%
Benchmark Comparison (Reflects no deduction for fees, expenses or taxes)
Bloomberg Barclays Municipal Bond Index	5.21%	3.91%	4.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for Class A shares of the Fund, and after-tax returns for the Fund’s other classes of shares will vary from the returns shown.

The Tennessee Municipal Bond Fund commenced investment operations on August 12, 1988, with the offering of Class A shares, and subsequently offered Class B shares on September 7, 1993, Class I shares on April 1, 2016, and Class R6 shares on August 1, 2017. On or about August 23, 2021, Class B shares will be converted to Class A shares of Tennessee Municipal Bond Fund. Current shareholders of Class B will become shareholders of Class A shares with a total net asset value equal to their Class B shares at the time of the conversion.

For Tennessee Municipal Bond Fund, performance for each of Class I and Class R6 shares includes the performance of its Class A shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

All performance results reflect any applicable fee reductions and waivers and expense reimbursements in effect during the periods shown; without these the performance would have been lower. From time to time, the Tennessee Municipal Bond Fund may receive proceeds from litigation settlements, without which performance would be lower.

8.	How has Municipal Intermediate Fund performed?

The Municipal Intermediate Fund commenced investment operations on May 18, 2021. Because the Fund has not had a full calendar year of operations, performance information has not been included. Updated performance information will be available online at mfs.com or by calling 1-800-225-2606. The Fund’s past performance (before or after taxes) does not necessarily indicate how the Fund will perform in the future.

9.	What are the differences in portfolio turnover rates of the two Funds? To what extent will portfolio securities be retained or repositioned in connection with the reorganization?

Portfolio turnover is a measure of how frequently a fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a fund’s performance. Additionally, active and frequent trading may result in the realization of capital gains by the fund and their subsequent distribution to shareholders, which would increase the tax liability for the fund’s shareholders who do not hold shares in a tax-advantaged or exempt vehicle. During Tennessee Municipal Bond Fund’s most recent fiscal year, it had a portfolio turnover rate of 23%. Because it recently commenced investment operations, Municipal Intermediate Fund does not have a portfolio turnover rate. It is anticipated that there will be additional portfolio turnover for the Tennessee Municipal Bond Fund prior to the reorganization due to the trading of securities in connection with portfolio repositioning. As noted in Question 5, it is anticipated the pre-reorganization repositioning costs borne by the Tennessee Municipal Bond Fund will be approximately $68,000.

10.	Who manages the Tennessee Municipal Bond Fund and the Municipal Intermediate Fund?

MFS is the investment adviser for each Fund. MFS, located at 111 Huntington Avenue, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $662 billion as of May 31, 2021.

The Tennessee Municipal Bond Fund is managed by Michael Dawson. Mr. Dawson is an Investment Officer of MFS and has managed the Fund since 1999 and has been employed in the investment area of MFS since 1998.

The Municipal Intermediate Fund is managed by Geoffrey L. Schechter and Jason Kosty, each an Investment Officer of MFS. Both have managed the Fund since inception. Mr. Schechter has been employed in the investment area since 1993, and Mr. Kosty has been employed in the investment area of MFS since 2003.

Each Fund’s current Statement of Additional Information, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement, provides additional information about the compensation of each portfolio manager, about the other accounts managed by each portfolio manager, and about any ownership by each portfolio manager of shares of each Fund.

11.	How will the reorganization happen?

As part of the reorganization, your Tennessee Municipal Bond Fund’s Class A, Class I, and Class R6 shares will be exchanged for shares of the same class of the Municipal Intermediate Fund, using the Fund’ respective net asset value per share prices, excluding sales charges, as of the close of trading on or about October 1, 2021. This exchange will not affect the total dollar value of your investment.

12.	Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by you or the Tennessee Municipal Bond Fund as the direct result of the reorganization and your aggregate tax basis in the Municipal Intermediate Fund shares you will receive in connection with the reorganization is expected to be the same as your aggregate tax basis in your Tennessee Municipal Bond Fund shares. That said, because the reorganization will cause the Tennessee Municipal Bond Fund’s tax year to end on a date earlier than the last day of its normal tax year, the reorganization may accelerate distributions from the Tennessee Municipal Bond Fund to its shareholders. In particular, the Tennessee Municipal Bond Fund will recognize net gains (net of any available capital loss carry forwards) or losses on the sales of any securities including those resulting from portfolio repositioning prior to the reorganization.

As previously discussed in Question 5 “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?” MFS estimates that upon reorganization, it is estimated that approximately 50% of Tennessee Municipal Bond Fund’s portfolio securities holdings, as of March 31, 2021, may be retained by Municipal Intermediate Fund for some period of time, generally until maturity. MFS expects to reposition the other 50% of Tennessee Municipal Bond Fund’s portfolio securities that will not be retained by Municipal Intermediate Fund. Any undistributed capital gains realized on a net basis in the short tax year ending on the closing date, whether as the result of sales of securities in the normal course of business or due to repositioning, will require the Tennessee Municipal Bond Fund to declare a distribution and pay out any such net realized gains, net of any available capital loss carryforwards, which will be taxable to shareholders. Also, to the extent that the Tennessee Municipal Bond Fund holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities.

As a shareholder, you are urged to consult your own tax adviser as to the specific consequences to you of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

At any time prior to the consummation of the reorganization, you may redeem your shares, which will likely result in the recognition of gain or loss for federal income tax purposes. If you hold Tennessee Municipal Bond Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to you if those amounts remain in the non-taxable account. For more information about the federal income tax consequences of the reorganization, see “Information About the Reorganization – Federal Income Tax Consequences” on page 29.

13.	Will my dividends be affected by the reorganization?

Currently, the Tennessee Municipal Bond Fund intends to declare a dividend daily and to pay any dividends to shareholder at least monthly. Any capital gains are distributed at lease annually. Distributions by the Tennessee Municipal Bond Fund may be accelerated prior to the reorganization, as described above. Following the reorganization, the payment frequency for dividends and capital gains in the Municipal Intermediate Fund will be the same as the Tennessee Municipal Bond Fund’s regular distribution schedule. Your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Tennessee Municipal Bond Fund. The amount of these dividends will reflect the investment performance of the Municipal Intermediate Fund.

The Municipal Intermediate Fund will not permit any Tennessee Municipal Bond Fund shareholder holding certificates for Tennessee Municipal Bond Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as “Reorganization Shares”), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for the Tennessee Municipal Bond Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the Municipal Intermediate Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on the Tennessee Municipal Bond Fund shares in cash.

14.	What Reorganization Shares will shareholders of the Tennessee Municipal Bond Fund receive if the reorganization occurs?

As noted above, prior to the reorganization, Class B shares of the Tennessee Municipal Bond Fund will be converted to Class A shares of the same Fund regardless of shareholder approval of the reorganization.

Shareholders holding Class A, Class I and Class R6 shares of the Tennessee Municipal Bond Fund will receive Class A, Class I and Class R6 shares, respectively, of the Municipal Intermediate Fund equal in total value to the shares of the Tennessee Municipal Bond Fund held by the shareholder at the time of the reorganization. The Municipal Intermediate Fund and the Tennessee Municipal Bond Fund are each a series of the MFS Municipal Series Trust (the “Trust”), a Massachusetts business trust with transferable shares and is governed by its Amended and Restated Declaration of Trust, as amended (the “Trust’s Declaration of Trust”), and by-laws, as amended and restated. Accordingly, Tennessee Municipal Bond Fund shareholders will have substantially similar rights as shareholders of Municipal Intermediate Fund to the rights they currently have as shareholders of the Tennessee Municipal Bond Fund. In addition, Tennessee Municipal Bond Fund shareholders will continue to have their investments overseen by the same Board of Trustees when they become Municipal Intermediate Fund shareholders.

15.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund and for exchanging shares of each Fund for shares of other MFS funds are substantially identical.

Both Funds currently offer Class A, Class I, and Class R6 shares, the Municipal Intermediate Fund also offers Class C shares and the Tennessee Municipal Bond Fund also offers Class B shares. On or about August 23, 2021, Class B shares of the Tennessee Municipal Bond Fund will be converted to Class A shares of the same Fund such that there will be no Class B shares of Tennessee Municipal Bond Fund outstanding after that date. The only difference between the Funds’ procedures for purchasing, redeeming and exchanging shares of Class A, Class I, and Class R6 shares is that a shareholder of the Tennessee Municipal Bond Fund may redeem Class A shares by writing checks against the shareholder’s account, subject to certain requirements as discussed in the Tennessee Municipal Bond Fund’s current Prospectus.

Shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFS Fund Distributors, Inc. (“MFD”) at prices based on net asset value per share next determined after receipt by the Fund of a properly completed purchase order, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds is made at net asset value for all classes.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value per share next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund’s valuation time, minus any applicable CDSC.

Shares of each Fund may be exchanged for shares of the same class, if available, of most other MFS funds at their respective net asset value next determined after receipt of a properly completed exchange order. Not all MFS funds offer all classes of shares or are open to new investors. Each MFS fund reserves the right to change or discontinue the exchange privilege at any time and all exchanges are subject to certain limitations and the MFS funds’ policies concerning disruptive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

For more information on the principal share characteristics of the Funds, see “Description of Share Classes” and “How to Purchase, Redeem and Exchange Shares” in each Fund’s current Prospectus.

16.	Will the number of shares each shareholder owns change?

Yes, the number of shares you own will change, but the total value of the shares of Municipal Intermediate Fund you receive will equal the total value of the shares of the Tennessee Municipal Bond Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

You will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the Municipal Intermediate Fund you are receiving and the procedures for surrendering your certificates of the Tennessee Municipal Bond Fund, if applicable.

17.	What are the costs associated with the reorganization?

The costs associated with the transaction are estimated to be approximately $117,000. This one-time reorganization cost includes legal and independent auditor fees, and printing, preparation and mailing costs of shareholder communication materials, proxy solicitation and shareholder meeting costs. Each Fund shall bear its own fees and expenses associated with the reorganization. Approximately $71,000 of the reorganization costs will be allocated to Tennessee Municipal Bond Fund. The higher reorganization costs for Tennessee Municipal Bond Fund are due to soliciting, printing, preparation and mailing costs of shareholder communication materials. As noted in Question 5, the Tennessee Municipal Bond Fund will incur an estimated $68,000 in repositioning costs as part of the reorganization which will be in addition to the estimated reorganization costs noted above.

18.	How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed. If the reorganization is not approved, the Tennessee Municipal Bond Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider other alternatives, including the liquidation of the Fund through the sale of its portfolio securities and distribution of the cash to its shareholders or a reorganization with another MFS fund.

RISK FACTORS

What are the principal risk factors associated with an investment in the Municipal Intermediate Fund and how do they compare with those for the Tennessee Municipal Bond Fund?

Because the Funds share similar investment objectives, investment policies, and strategies, the principal risks of an investment in the Municipal Intermediate Fund are similar to the principal risks of an investment in the Tennessee Municipal Bond Fund. However, in light of Tennessee Municipal Bond Fund’s significant exposure in tax-exempt investments of Tennessee, the Fund is more vulnerable to Tennessee’s economy and to factors affecting tax-exempt issuers in Tennessee than Municipal Intermediate Fund, a Fund with nationally diversified municipal investments.

Each Fund is principally subject to the risks described below. The significance of any specific risk to an investment in each fund will vary over time depending on the composition of each fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to a fund.

Investment Selection Risk: MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, MFS or the fund’s other service providers may experience disruptions or operating errors that could negatively impact the fund.

Debt Market Risk: Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.

Interest Rate Risk: The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, general economic and market conditions, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. The fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity.

Credit Risk: The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including securitized instruments and some municipal instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. In addition, the price of a municipal instrument also depends on its credit quality and ability to meet the credit support obligations of any insurer or other entity providing credit support to a municipal instrument.

Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, market and economic conditions and developments, issuer, industry-specific and other conditions, including as the result of events that cannot be reasonably anticipated or controlled such as social conflict or unrest, labor disruption and natural disasters. Municipal instruments can be less liquid than other types of investments and there may be less publicly available information about the issuers of municipal instruments compared to other issuers. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in price. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can significantly affect the fund and the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal instruments may be more susceptible to downgrades or defaults during economic downturns or similar periods of economic stress, which in turn could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and may adversely impact the value of its bonds, which could negatively impact the performance of the fund. Factors contributing to the economic stress on municipal issuers may include an increase in expenses associated with combatting the COVID-19 pandemic and a decrease in revenues supporting the issuer’s bonds due to factors such as lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and a decrease in the value of collateral backing revenue bonds due to closures and/or curtailment of services and/or changes in consumer behavior. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict the level of financial stress and duration of such stress municipal issuers may experience.

Focus Risk (Municipal Intermediate Fund only): The fund’s performance will be closely tied to the issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions in the states, territories, and possessions of the United States in which the fund’s assets are invested. These conditions include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in such states, territories, and possessions. If MFS invests a significant percentage of the fund’s assets in a single state, territory, or possession, or a small number of states, territories, or possessions, these conditions will have a significant impact on the fund’s performance and the fund’s performance may be more volatile than the performance of more geographically-diversified funds. A prolonged increase in unemployment or a significant decline in the local and/or national economies, such as the increase in unemployment and economic downturn caused by the COVID-19 pandemic and the costs associated with combatting this pandemic, could result in decreased tax revenues.

Focus Risk (Tennessee Municipal Bond Fund only): The fund’s performance will be closely tied to issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions in Tennessee, and can be more volatile than the performance of a more geographically diversified fund. In addition, the fund’s performance can also be tied to these conditions in other states and U.S. territories and possessions in which the fund is invested. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in Tennessee, other states, or U.S. territories and possessions. According to the U.S. Bureau of Labor Statistics, Tennessee’s April 2020 seasonally adjusted unemployment rate was 15.5%, up from 3.5% in April 2019. The State relies largely on revenue from agriculture and manufacturing, both of which are sensitive to the strength of the economy as a whole. The sales tax is Tennessee’s most important source of revenue as the State does not impose an income tax on most personal income, but does levy a tax on interest and dividend income from investments, which tax rate will be reduced to zero percent for any tax year beginning on or after January 1, 2021. A prolonged increase in unemployment or a significant decline in the local and national economy, such as the increase in unemployment and economic downturn caused by the COVID-19 pandemic and the costs associated with combatting this pandemic, could result in decreased tax revenues.

Puerto Rico and its instrumentalities continue to face severe fiscal and economic crises. Puerto Rico and its instrumentalities have defaulted on multiple debt obligations in recent years. In May 2017, the oversight board established under the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) filed for Title III (bankruptcy) under PROMESA to restructure debt and other obligations of the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation, two of the largest issuers of Puerto Rico debt. (PROMESA grants Puerto Rico and its instrumentalities the ability to restructure their debts in exchange for significant federal oversight over their finances; however, litigation regarding PROMESA and ongoing negotiations between Puerto Rico, its instrumentalities, and debtholders may curtail the restructuring of outstanding debt.) Additional Puerto Rican instrumentalities could in the future file petitions under PROMESA, which along with the general fiscal and economic crises in Puerto Rico, could significantly adversely affect the price of Puerto Rican municipal instruments. The credit ratings for U.S. Virgin Island municipal instruments have been downgraded in recent years as a result of the U.S. Virgin Islands’ weak financial position and liquidity, and rating agencies have recently placed various debt obligations of the U.S. Virgin Islands on review. The general fiscal and economic difficulties of the U.S. Virgin Islands could significantly affect the price of U.S. Virgin Island municipal instruments. The economy of Guam is heavily dependent on tourism and the U.S. military. A significant decline in the fiscal and economic conditions in Puerto Rico, the U.S. Virgin Islands, and Guam, such as the economic downturn caused by the COVID-19 pandemic and the costs associated with combatting this pandemic, could result in decreased tax revenues and could significantly affect the price of municipal instruments for these U.S. territories.

Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund. In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors’ interests in the fund. The prices of illiquid securities may be more volatile than more liquid investments.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund’s performance to the extent that the fund may be required to sell securities or invest cash at times it would not otherwise do so. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. Purchases of a large number of shares may adversely affect the fund’s performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Each Fund may participate in and be subject to the following other investments, strategies, and risks:

Active and Frequent Trading: MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies. Frequent trading increases transaction costs, which can reduce the fund’s return. Frequent trading can also increase the possibility of capital gain distributions. Capital gain distributions generally increase your tax liability unless you hold your shares through a tax-advantaged or exempt vehicle.

Temporary Defensive Strategy: In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Other Investments

In addition to the Funds’ main investment strategies described above, each Fund also may buy and sell the other types of investments. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund’s Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, “Summary of Key Information – Principal Risks,” “Investment Objective, Strategies, and Risks – Principal Risks,” and “Investment Objective, Strategies and Risks – Other Investment Strategies and Risks” in each Fund’s current Prospectus and “Investment Strategies, Risks and Restrictions,” “Appendix J – Investment Strategies and Risks,” and “Appendix K – Investment Restrictions” in each Fund’s current Statement of Additional Information.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Tennessee Municipal Bond Fund into the Municipal Intermediate Fund and the solicitation of proxies by and on behalf of the Trustees of the Tennessee Municipal Bond Fund for use at the Meeting. In light of the COVID-19 pandemic, the Meeting will be a remote meeting to be held via audio teleconference only on September 16, 2021 at 10:00 a.m. Eastern Time. The Notice of the Meeting, the combined Prospectus/Proxy Statement, and the enclosed proxy or voting instruction card are being mailed to shareholders on or about July 15, 2021.

As of June 25, 2021 the Tennessee Municipal Bond Fund had outstanding approximately 9,646,464 shares of beneficial interest, respectively. Only shareholders as of the close of business on June 25, 2021, will be entitled to vote or give voting instructions at the Meeting. Each shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares owned times net asset value per share), with fractional dollar amounts voting proportionally.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgement of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OF THE PLAN OF REORGANIZATION AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Tennessee Municipal Bond Fund are being asked to approve or disapprove a reorganization between the Tennessee Municipal Bond Fund and the Municipal Intermediate Fund (the “Plan”) pursuant to a Plan of Reorganization of the MFS Municipal Series Trust, a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Tennessee Municipal Bond Fund to the Municipal Intermediate Fund in exchange for that number of full and fractional Reorganization Shares, equal in total net asset value to the total net value of assets transferred to the Municipal Intermediate Fund, all as more fully described below under “Information About the Reorganization.”

After receipt of the Reorganization Shares, the Tennessee Municipal Bond Fund will distribute the shares to its shareholders, each in proportion to their existing holdings in Tennessee Municipal Bond Fund, in complete liquidation of the Tennessee Municipal Bond Fund and the legal existence of the Tennessee Municipal Bond Fund under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Tennessee Municipal Bond Fund will receive a number of full and fractional Class A, Class I, and Class R6 Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Tennessee Municipal Bond Fund shares of the same class.

On or prior to the “Exchange Date” (as defined below), the Tennessee Municipal Bond Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Tennessee Municipal Bond Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Plan will be consummated only if the Plan is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the voting power of the outstanding securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Tennessee Municipal Bond Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Municipal Intermediate Fund.

In the event that this proposal is not approved by the shareholders of the Tennessee Municipal Bond Fund, the Tennessee Municipal Bond Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider such alternatives as may be in the best interests of the Tennessee Municipal Bond Fund and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

MFS discussed the proposed reorganization of the Tennessee Municipal Bond Fund with the Fund’s Board of Trustees at the Board’s April 2021 and May 2021 meetings. MFS advised the Board of Trustees that Tennessee Municipal Bond Fund shareholders no longer realize additional tax benefits from investments in obligations of the State of Tennessee or political subdivisions thereof in light of Tennessee’s recent elimination of a tax on interest and dividend income effective January 1, 2021. MFS advised the Board that the reorganization offers Tennessee Municipal Bond Fund shareholders the opportunity to participate in a larger combined fund with similar investment objectives, investment policies, and strategies, a lower management fee, a more favorable expense limitation for shareholders, and the potential for lower expenses as the result of fixed expenses, such as fees and expenses of the combined fund’s independent auditor and legal counsel and compensation paid to Independent Trustees (as defined below) being spread over the combined fund’s larger asset base.

The Board of Trustees, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Funds, have carefully considered the anticipated benefits and costs of the reorganization from the perspective of each of the Municipal Intermediate Fund and the Tennessee Municipal Bond Fund. Following their review, the Trustees, including the Independent Trustees, determined that the reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization. The Board of Trustees have unanimously approved the reorganization and recommend its approval by shareholders of the Tennessee Municipal Bond Fund. The Municipal Intermediate Fund and the Tennessee Municipal Bond Fund are overseen by the same Board of Trustees.

The Board of Trustees, including the Independent Trustees, of the Tennessee Municipal Bond Fund believes that the proposed reorganization will be advantageous to the Tennessee Municipal Bond Fund’s shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.	The similarities and differences, as described above, in the investment objectives, policies, strategies, and restrictions of the Tennessee Municipal Bond Fund and the Municipal Intermediate Fund;

2.	MFS’ track record and general performance in managing municipal funds, noting that while the Tennessee Municipal Bond Fund has a performance record, the Municipal Intermediate Fund does not have a performance record since the Municipal Intermediate Fund had not yet commenced investment operations;

3.	The relative risks of investing in each Fund;

4.	The Tennessee Municipal Bond Fund and the Municipal Intermediate Fund are permitted to invest in the same type of investments;

5.	All share classes of the Tennessee Municipal Bond Fund have a structure that is substantially similar to all corresponding share classes of the Municipal Intermediate Fund, including identical shareholder fees and Rule 12b-1 fees;

6.	Although Class B shares exist for the Tennessee Municipal Bond Fund and do not exist for the Municipal Intermediate Fund, Class B shares of Tennessee Municipal Bond Fund are scheduled to convert into Class A shares of Tennessee Municipal Bond Fund prior to the closing of the proposed reorganization to allow such shareholders of the Tennessee Municipal Bond Fund to exchange their shares for Class A shares of the Municipal Intermediate Fund in connection with the reorganization;

7.	The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes pursuant to which no gain or loss will be recognized by the Tennessee Municipal Bond Fund or its shareholders for federal income tax purposes as a direct result of the transaction;

8.	The pro forma total net annual fund operating expenses for each class of shares of the combined fund are estimated to be 0.16% less than the total annual fund operating expense ratios for each corresponding share class, based on expenses incurred during the Tennessee Municipal Bond Fund’s most recent fiscal year end;

9.	The effective management fee to be paid to MFS by the Municipal Intermediate Fund is lower than the effective management fee paid to MFS by the Tennessee Municipal Bond Fund;

10.	The contractual management fee schedule of the Municipal Intermediate Fund is lower than the contractual management fee schedule for the Tennessee Municipal Bond Fund;

11.	The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies, and will create a larger combined fund with the potential for greater prospects for asset growth over time;

12.	The combined fund will continue to be managed by MFS;

13.	The compatibility of the Funds’ shareholder service features;

14.	The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

15.	The estimated costs that will be borne by MFS in connection with the reorganization;

16.	The anticipated portfolio repositioning in connection with the reorganization and associated expenses

17.	The potential alternatives to the proposed reorganization, including mergers with other MFS funds or liquidation of the Tennessee Municipal Bond Fund through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders; and

18.	The reorganization will not result in dilution of the interests of shareholders of either Fund.

Among other things, the Board of Trustees of the Municipal Intermediate Fund considered that the expenses the Municipal Intermediate Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Municipal Intermediate Fund would realize as a result of the transaction. In addition, the Trustees considered that although shareholders of each class of the Municipal Intermediate Fund are not expected to experience a decrease in total expense ratio as a result of the transaction, shareholders of the Municipal Intermediate Fund could experience and benefit from lower operating expenses over time as a result of fixed expenses being spread over a larger asset base (see Question 6 under “Synopsis” for a discussion of expenses).

The Board of Trustees of both Funds also considered that MFS might benefit from the reorganization. For example, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings. The Board of Trustees believes that the potential shareholder benefits outweigh the benefits that MFS may receive as a result of the reorganization, and that certain benefits to MFS may result in increased efficiencies for the Funds, as the reorganization may allow MFS to better focus its resources on the combined fund.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of each Fund has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes. If a Tennessee Municipal Bond Fund shareholder were to redeem his or her shares to invest in another fund, such as the Municipal Intermediate Fund, that shareholder would generally recognize gain or loss for federal income tax purposes. Also, if the Tennessee Municipal Bond Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the reorganization is expected to permit the Tennessee Municipal Bond Fund’s shareholders to exchange their investment in that fund for an investment in the Municipal Intermediate Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Municipal Intermediate Fund shares they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The proposed reorganization will be governed by a Plan of Reorganization (the “Plan”). The Plan provides that the Municipal Intermediate Fund will acquire the assets and liabilities of the Tennessee Municipal Bond Fund in exchange for the issuance of shares equal in value to the value of the transferred assets net of assumed liabilities. The Reorganization Shares will be issued on October 1, 2021 (or such other date as may be agreed upon by the parties) following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (4:00 p.m. Eastern Time) (the “Exchange Date”). The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Tennessee Municipal Bond Fund will transfer its assets to the Municipal Intermediate Fund and in exchange, the Municipal Intermediate Fund will assume all liabilities of the Tennessee Municipal Bond Fund and deliver to the Tennessee Municipal Bond Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Tennessee Municipal Bond Fund attributable to its Class A shares, less the value of the liabilities of the Tennessee Municipal Bond Fund assumed by the Municipal Intermediate Fund attributable to such Class A shares; (ii) a number of full and fractional Class I Reorganization Shares having an aggregate net asset value equal to the value of assets of the Tennessee Municipal Bond Fund attributable to its Class I shares, less the value of the liabilities of the Tennessee Municipal Bond Fund assumed by the Municipal Intermediate Fund attributable to such Class I shares; and (iii) a number of full and fractional Class R6 Reorganization Shares having an aggregate net asset value equal to the value of assets of the Tennessee Municipal Bond Fund attributable to its Class R6 shares, less the value of the liabilities of the Tennessee Municipal Bond Fund assumed by the Municipal Intermediate Fund attributable to such Class R6 shares.

On or as soon after the Exchange Date as is conveniently practicable, the Tennessee Municipal Bond Fund will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Tennessee Municipal Bond Fund, the full and fractional Reorganization Shares received by the Tennessee Municipal Bond Fund, with Class A, Class I, and Class R6 Reorganization Shares being distributed to holders of Class A, Class I, and Class R6 shares of the Tennessee Municipal Bond Fund, respectively. As a result of the proposed transaction, each holder of shares of the Tennessee Municipal Bond Fund will receive a number of full and fractional corresponding Reorganization Shares equal in aggregate net asset value to the net asset value of the corresponding class of shares of the Tennessee Municipal Bond Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Municipal Intermediate Fund in the name of such Tennessee Municipal Bond Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder. New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The Trustees of each Fund have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by the mutual consent of the Tennessee Municipal Bond Fund and the Municipal Intermediate Fund. In addition, either Fund may at its option terminate the Plan unilaterally at or prior to the Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Plan to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Plan expressed to be precedent to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund) and it reasonably appears that the condition will not or cannot be met. The Plan may be amended by the Trust, but no such amendment may occur after the Meeting if such an amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to shareholders of the Tennessee Municipal Bond Fund under the Plan to their detriment without their further approval.

Reorganization Fees and Expenses. The one-time fees and expenses, or the Reorganization Cost, incurred in connection with the consummation of the transactions contemplated by the Plan (other than brokerage commissions and other transaction costs associated with the portfolio repositioning previously discussed) are estimated to be approximately $117,000. These fees and expenses include legal and independent auditor fees, printing, preparation and mailing costs of shareholder communication materials, proxy solicitation and shareholder meeting costs. Approximately $71,000 will be allocated to the Tennessee Municipal Bond Fund. The Reorganization Cost for the Tennessee Municipal Bond Fund is higher due to proxy printing, preparation and mailing, solicitation, and shareholder meeting costs, which are allocated solely to the Tennessee Municipal Bond Fund because only the Tennessee Municipal Bond Fund requires shareholder approval to consummate the reorganization. MFS estimates that, based on the expected total expense ratios of the Municipal Intermediate Fund after giving effect to the reorganization and assuming that the total expense ratios do not change thereafter, Tennessee Municipal Bond Fund shareholders will recoup these costs through reduced fund operating expenses in one year or less following the reorganization. For information regarding estimated costs associated with the anticipated portfolio repositioning that will occur in connection with the reorganization, please see the responses to Questions 5 and 9 under “Synopsis.”

Description of the Reorganization Shares. Reorganization Shares will be issued to the Tennessee Municipal Bond Fund’s shareholders in accordance with the procedures under the Plan as described above. The Reorganization Shares are Class A, Class I, and Class R6 shares of the Municipal Intermediate Fund.

Generally, investors purchasing Class A shares pay a sales charge at the time of purchase, but the Tennessee Municipal Bond Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. (Certain investors purchasing Class A shares of the Funds do not pay a sales charge at the time of purchase of shares, but are subject to a contingent deferred sales charge of 1% if such shares are redeemed within 18 months of purchase.) Class A shares of the Municipal Intermediate Fund are also subject to a maximum Rule 12b-1 fee of 0.25% (consisting of a 0.25% service fee).

Class I and Class R6 shares are currently sold without sales charges and are also not currently subject to Rule 12b-1 fees.

Each of the Reorganization Shares will be fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Declaration of Trust of the Municipal Intermediate Fund permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Municipal Intermediate Fund’s shares are currently divided into four classes – Class A, Class C, Class I, and Class R6. Class C shares are not part of the reorganization.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Municipal Intermediate Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Municipal Intermediate Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Municipal Intermediate Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Municipal Intermediate Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Municipal Intermediate Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Tennessee Municipal Bond Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. The reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Code and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

(a) the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Municipal Intermediate Fund and the Tennessee Municipal Bond Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Tennessee Municipal Bond Fund upon the transfer of its assets to the Municipal Intermediate Fund in exchange for Reorganization Shares and the assumption by the Municipal Intermediate Fund of the Tennessee Municipal Bond Fund’s liabilities, or upon the distribution of the Reorganization Shares by the Tennessee Municipal Bond Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(c) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Tennessee Municipal Bond Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Tennessee Municipal Bond Fund;

(d) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Tennessee Municipal Bond Fund’s shareholders receive in exchange for their Tennessee Municipal

Bond Fund shares will be the same as the aggregate tax basis of the Tennessee Municipal Bond Fund shares exchanged therefor;

(e) under Section 1223(1) of the Code, a Tennessee Municipal Bond Fund shareholder’s holding period for the Reorganization Shares received pursuant to the Plan will include the holding period for which such stockholder held or is treated for federal income tax purposes as having held the Tennessee Municipal Bond Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Tennessee Municipal Bond Fund shares as capital assets on the date of the exchange;

(f) under Section 1032 of the Code, no gain or loss will be recognized by the Municipal Intermediate Fund upon receipt of the assets transferred to the Municipal Intermediate Fund pursuant to the Plan in exchange for the Reorganization Shares and the assumption by the Municipal Intermediate Fund of the liabilities of the Tennessee Municipal Bond Fund;

(g) under Section 362(b) of the Code, the Municipal Intermediate Fund’s tax basis in the assets of Tennessee Municipal Bond Fund transferred to the Municipal Intermediate Fund will be the same as the Tennessee Municipal Bond Fund’s tax basis in such assets immediately prior to such exchange adjusted for any gain or loss required to be recognized as described in (ii) above;

(h) under Section 1223(2) of the Code, the Municipal Intermediate Fund’s holding periods in such assets received pursuant to the Plan, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such assets were held or treated for federal income tax purposes as held by Tennessee Municipal Bond Fund; and

(i) the Municipal Intermediate Fund will succeed to and take into account the items of the Tennessee Municipal Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of MFS Municipal Series Trust, on behalf of both the Tennessee Municipal Bond Fund and the Municipal Intermediate Fund, and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Tennessee Municipal Bond Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Tennessee Municipal Bond Fund shares and the fair market value of the shares of the Municipal Intermediate Fund he or she received.

Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to the reorganization.

Prior to the Exchange Date, the Tennessee Municipal Bond Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income (in each case computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date. All or a portion of this distribution may be taxable to shareholders, and will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the reorganization. If a shareholder holds shares in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if such distributed amounts remain in a nontaxable account.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Tax Considerations. As of March 31, 2021, the Tennessee Municipal Bond Fund had capital loss carryforwards of approximately $3.22 million.

Capital loss carryforwards are used to reduce the amount of realized capital gains that a fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain. If the reorganization occurs, the tax assets and liabilities of the Municipal Intermediate Fund and the Tennessee Municipal Bond Fund, including any capital loss carryforwards that could have been used by each Fund to offset its future realized capital gains, will be shared by the surviving combined fund. However, a Fund’s ability to carry forward capital losses and to use them to offset future realized capital gains may be limited as a result of the reorganization.

Under applicable tax laws, the ability of the combined fund to use a Fund’s pre-reorganization losses that exceed a certain threshold to offset future realized capital gains may be subject to an annual limitation. First, “pre-acquisition losses” of either the Municipal Intermediate Fund or the Tennessee Municipal Bond Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund. Second, one Fund’s pre-reorganization losses cannot be used to offset the other Fund’s “built-in gains” (i.e., net unrealized gains as of the date of the reorganization) exceeding certain thresholds for five tax years. Third, the Tennessee Municipal Bond Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the Municipal Intermediate Fund for the taxable year of the reorganization that is equal to the portion of the Municipal Intermediate Fund’s taxable year that follows the date of the reorganization (prorated according to number of days). In certain circumstances, these rules can result in shareholders of either Fund paying taxes sooner, or paying more taxes, than they would have had the reorganization not occurred.

Furthermore, the combined fund resulting from the reorganization will have tax attributes that reflect a blending of the tax attributes of the Tennessee Municipal Bond Fund and the Municipal Intermediate Fund at the time of the reorganization. Therefore, the shareholders of Tennessee Municipal Bond Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Municipal Intermediate Fund’s assets, as well as any taxable gains realized by Municipal Intermediate Fund but not distributed to its shareholders prior to the reorganization, when such gains are eventually distributed by Municipal Intermediate Fund. As a result, shareholders of Tennessee Municipal Bond Fund may receive a greater amount of taxable distributions than they would have had the reorganization not occurred. And any pre-acquisition losses of Tennessee Municipal Bond Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such reorganization, such that the benefit of those losses to Tennessee Municipal Bond Fund shareholders may be further reduced relative to what the benefit would have been had the reorganization not occurred.

As of March 31, 2021, the Tennessee Municipal Bond Fund had net “built-in” (unrealized) gains equal to approximately 3% of net assets while the Municipal Intermediate Fund had zero net built-in gains as a result of not having yet launched.

The application of the rules described above may accelerate taxable gain distributions to shareholders of the combined fund. The impact of such rules will depend on the relative sizes of, and the loss and gains (both realized and unrealized) in, each Fund at the time of the reorganization and thus cannot be calculated precisely prior to the reorganization.

It is anticipated that the Tennessee Municipal Bond Fund will realign a portion of its portfolio before the reorganization, and that, after the reorganization, the Municipal Intermediate Fund will realign a portion of the portfolio it receives from the Tennessee Municipal Bond Fund.

MFS estimates that approximately 25% of the portfolio of the Tennessee Municipal Bond Fund will be repositioned prior to the reorganization. The actual tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Tennessee Municipal Bond Fund’s tax basis in such assets. Any capital gains recognized on a net basis in these sales, after the application of any available capital loss carry forwards, will be distributed to the Tennessee Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of sale and will be taxable to shareholders. Because the reorganization will end the tax year of the Tennessee Municipal Bond Fund, it may well accelerate distributions to shareholders from the Tennessee Municipal Bond Fund for its short tax year ending on the date of the reorganization. Any such distributions other than exempt-interest dividends will be taxable and will include any capital gains resulting from the repositioning of portfolio securities prior to the reorganization. Since capital gain or loss recognized by the Tennessee Municipal Bond Fund on a net basis depends on the prices at which portfolio assets are sold and the identity of such assets, the size of such capital gain or loss cannot be calculated precisely at this time. Assuming that approximately 25% of the portfolio had been repositioned on March 31, 2021, MFS estimates that the Tennessee Municipal Bond Fund would have realized approximately $1.58 million ($0.16/share) in capital gains as a result of this repositioning. However, this amount may well likely be offset by the Tennessee Municipal Bond Fund’s $3.22 million capital loss carry-forward. The actual amount of any capital gain or loss to the Tennessee Municipal Bond Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned, and on the identity of the securities disposed of at that time, and so will differ from the estimate provided above.

MFS estimates that, following the reorganization, the Municipal Intermediate Fund may reposition another approximately 25% of the portfolio securities received from the Tennessee Municipal Bond Fund. The actual tax impact to shareholders of the Municipal Intermediate Fund of such sales will depend on the difference between the price at which such portfolio assets are sold and the Municipal Intermediate Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carry forwards, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of the sale, and such distributions will be taxable to shareholders. As described above, the actual size of any capital gain or loss the Municipal Intermediate Fund recognizes on a net basis in this post-reorganization repositioning cannot be calculated precisely at this time. Assuming that approximately 25% of the portfolio had been so repositioned on March 31, 2021, MFS estimates that the Municipal Intermediate Fund would have realized approximately $1.58 million in capital gains as a result of this post-reorganization portfolio repositioning. However, the majority of this amount may well be offset by the portion of Tennessee Municipal Bond Fund’s capital loss carry forward that remains available to the Municipal Intermediate Fund after application of the limitation rules described above. The actual amount of any capital gain or loss to the Municipal Intermediate Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned, and on the identity of the securities disposed of at that time, and so will differ from the estimate provided above. “For more information about the repositioning of Tennessee Municipal Bond Fund’s portfolio securities, see the response to Question 5, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?”

Capitalization. The following table shows the capitalization of the Funds as of March 31, 2021 and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Tennessee Municipal Bond Fund	Municipal Intermediate Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net Assets
Class A	$70,806,223	$200,000	$(48,324)	(a, c)	$70,957,899
Class B(c)	N/A	N/A	N/A		N/A
Class C	N/A	$50,000	N/A	(a, e)	$50,000
Class I	$25,437,149	$50,000	$(17,361	)(a)	$25,469,788
Class R6	$4,033,396	$24,700,000	$(2,753	)(a)	$28,730,643
Total	$100,276,768	$25,000,000	$(68,438)		$125,208,330

Shares outstanding
Class A	6,704,711	20,000	7,075,790	(b, c)	7,095,790
Class B(c)	N/A	N/A	N/A		N/A
Class C	N/A	5,000	N/A	(d, e)	5,000
Class I	2,577,164	5,000	2,541,979	(b)	2,546,979
Class R6	408,913	2,470,000	403,064	(b)	2,873,064
Total	9,690,788	2,500,000	10,020,833		12,520,833

Net asset value per share
Class A	$10.56	$10.00			$10.00
Class C	N/A	$10.00			$10.00
Class I	$9.87	$10.00			$10.00
Class R6	$9.86	$10.00			$10.00

Shares outstanding have been rounded for presentation purposes.

(a)	Pro Forma Adjustments include the estimated one-time fees and expenses incurred in connection with the consummation of the reorganization (after expense reimbursements), including the estimated portfolio repositioning costs by the Tennessee Municipal Bond Fund prior to the reorganization as described in the response to Question 5, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?” in the “Synopsis” and the Reorganization Costs described in “Information About the Reorganization – Reorganization Fees and Expenses.”
(b)

If the reorganization had taken place on March 31, 2021, the Tennessee Municipal Bond Fund would have received 7,075,790; 2,541,979; and 403,064 shares for Class A, Class I, and Class R6, respectively, of the Municipal Intermediate Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the Tennessee Municipal Bond Fund will receive on the Exchange Date. The foregoing is merely an example of what the Tennessee Municipal Bond Fund would have received and distributed had the reorganization been consummated on March 31, 2021, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.
(c)	On or about August 23, 2021, Class B shares of the Tennessee Municipal Bond Fund will be converted to Class A shares of the same Fund. Using net assets and shares outstanding as of March 31, 2021, there are 16,870 Class B shares to be converted to Class A shares. For purposes of calculating net assets and shares outstanding, the assets and shares outstanding of Class A shares above include Class B assets and estimated converted shares.
(d)	The Tennessee Municipal Bond Fund does not offer Class C shares and will not receive any shares of this class as part of the reorganization.
(e)	The Municipal Intermediate Fund offers Class A, Class C, Class I, and Class R6 shares. Class A, Class I, and Class R6 shares are involved in the reorganization; however, Class C shares are not involved in the reorganization. Information on Class C shares is reflected above to provide complete share class information for the Municipal Intermediate Fund.

Because the Plan provides that the Municipal Intermediate Fund will be the surviving Fund following the reorganization and because the Municipal Intermediate Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Tennessee Municipal Bond Fund to the Municipal Intermediate Fund as contemplated by the Plan.

The Trustees of the Tennessee Municipal Bond Fund, including the Independent Trustees, unanimously recommend approval of the Plan.

VOTING INFORMATION

Required Vote. Proxies are being solicited from the Tennessee Municipal Bond Fund’s shareholders by its Trustees for the Meeting to be held on September 16, 2021 at 10:00 a.m. Eastern Time, or at such later time made necessary by adjournment. In light of the COVID-19 pandemic, the Meeting will be a remote meeting to be held via audio teleconference only on September 16, 2021 at 10:00 a.m. Eastern Time. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Plan.

The transactions contemplated by the Plan will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Tennessee Municipal Bond Fund entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the voting power of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities.

Record Date, Quorum, and Method of Tabulation. Shareholders of record of the Tennessee Municipal Bond Fund at the close of business on June 25, 2021 (the “record date”), will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the Tennessee Municipal Bond Fund outstanding at the close of business on the record date present via audio teleconference at the Meeting or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or via audio teleconference at the Meeting will be counted by persons appointed by the Tennessee Municipal Bond Fund as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Shares Outstanding

The number of shares of Tennessee Municipal Bond Fund outstanding as of June 25, 2021, were as follows:

Number of Shares Outstanding (rounded to the nearest share)
Tennessee Municipal Bond Fund
Class of Shares
Class A	6,570,581
Class B	11,108
Class I	2,628,359
Class R6	436,416

Share Ownership. As of June 25, 2021, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Tennessee Municipal Bond Fund. To the best of the knowledge of the Tennessee Municipal Bond Fund, as of June 25, 2021, the following shareholders owned of record or beneficially 5% or more of the following classes of the Tennessee Municipal Bond Fund’s outstanding shares. All holdings are of record unless otherwise indicated.

Shareholder Name and Address**	Class	Percentage Owned		Pro Forma Percentage Owned*
EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A Class R6	44.13 93.90	% %	44.48 14.07	% %

WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	8.63%		8.72%

RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	Class A Class I	8.07 5.55	% %	8.14 5.47	% %

MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	7.42%		7.47%

CHARLES SCHWAB & CO 211 MAIN STREET SAN FRANCISCO CA 94105-1905	Class A	5.26%		5.31%

Shareholder Name and Address**	Class	Percentage Owned		Pro Forma Percentage Owned*
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class B Class I	42.45 36.48	% %	N/A 35.95	[1] %

FAYE M OWEN & LONNIE P OWEN 404 KELLY PLANTATION DR UNIT 705 DESTIN FL 32541-6421	Class B	34.28%		N/A	[1]

NATIONAL FINANCIAL SERVICES 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class B Class I	23.27 10.53	% %	N/A 10.38	[1] %

AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class I	22.19%		21.63%

UBS 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761	Class I	9.53%		9.40%

MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class I	6.44%		6.35%

*	Percentage owned assuming completion of the reorganization on October 1, 2021, based on share ownership as of June 30, 2021.
**	To the best of the knowledge of the Tennessee Municipal Bond Fund, this shareholder is a beneficial owner.
1	On or about August 23, 2021, Class B shares of the Tennessee Municipal Bond Fund will be converted to Class A shares of the same fund.

As of June 25, there were no shareholders of record that owned 25% or more of the Tennessee Municipal Bond Fund’s outstanding shares.

The votes of the shareholders of the Municipal Intermediate Fund are not being solicited because their approval or consent is not necessary for this transaction. As of June 25, 2021, the officers and Trustees of the Municipal Intermediate Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Municipal Intermediate Fund. To the best of the knowledge of the Municipal Intermediate Fund, as of June 25, 2021, the following shareholders owned of record or beneficially 5% or more of the following classes of the Municipal Intermediate Fund. All holdings are of record unless otherwise indicated.

Shareholder Name and Address**	Class	Percentage Owned		Pro Forma Percentage Owned*
MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632	Class A Class C Class I Class R6	100.00 100.00 11.18 100.00	% % % %	0.29 100.00 0.19 85.01	% %^ % %

WILLIAM J ADAMS & MARGARET M ADAMS 111 HUNTINGTON AVE BOSTON MA 02199-7632	Class I	88.82%		1.49%

^	Class C shares are not part of the reorganization.
*	Percentage owned assuming completion of the reorganization on October 1, 2021, based on share ownership as of June 30, 2021.
**	To the best of the knowledge of the Municipal Intermediate Fund, this shareholder is a beneficial owner.

To the best of the knowledge of the Municipal Intermediate Fund, as of June 25, 2021, the following shareholders owned of record or beneficially 25% or more of the following classes of the Municipal Intermediate Fund’s outstanding shares. All holdings are of record unless otherwise indicated.

Shareholder Name and Address**	Percentage Owned	Pro Forma Percentage Owned*
MASSACHUSETTS FINANCIAL SERVICES COMPANY[1] 111 HUNTINGTON AVE BOSTON MA 02199-7632	98.44%	98.44%

*	Percentage owned assuming completion of the reorganization on October 1, 2021, based on share ownership as of June 30, 2021.
**	To the best of the knowledge of the Municipal Intermediate Fund, this shareholder is a beneficial owner.
1	Because Massachusetts Financial Services Company owns more than 25% of the Fund’s shares, it may control the outcome of a vote of shareholders of Municipal Intermediate Fund. Massachusetts Financial Services Company is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Distributors, Inc. and MFS Service Center, Inc. may solicit proxies virtually or by telephone. In addition, the Tennessee Municipal Bond Fund has engaged Di Costa Partners to provide shareholder meeting services including the distribution of this Prospectus/Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services, which will be paid by the Tennessee Municipal Bond Fund, will be between $13,000 and $22,200 and may increase substantially in the event that increased solicitation efforts are required. The Tennessee Municipal Bond Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders will be asked for their Social Security numbers or other identifying information. The shareholders will then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in the remote Meeting should you decide to attend. To vote via the Internet, you will need the “control” number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders and not the Tennessee Municipal Bond Fund.

Persons holding shares as nominees will upon request be reimbursed by the Tennessee Municipal Bond Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before the Meeting, by a written revocation received by the Secretary of the Tennessee Municipal Bond Fund or by properly executing a later-dated proxy or by virtually attending the Meeting and voting virtually.

Shareholder Proposals. The Tennessee Municipal Bond Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by 1940 Act. However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to the Tennessee Municipal Bond Fund, c/o Christopher R. Bohane, Assistant Secretary, at 111 Huntington Avenue, 21th Floor, Boston, Massachusetts 02199, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business is not present or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on the question present remotely via audio teleconference or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal. The Tennessee Municipal Bond Fund will pay the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as independent registered public accounting firm to the Tennessee Municipal Bond Fund and the Municipal Intermediate Fund. The audited financial statements of the Tennessee Municipal Bond Fund for the fiscal year ended March 31, 2020, included in its Statement of Additional Information, and for the fiscal year ended March 31, 2021, included in its Annual Report to Shareholders, have been audited by Deloitte & Touche LLP, whose reports thereon are included in the Fund’s Statement of Additional Information and in the Annual Report to Shareholders for the fiscal year ended March 31, 2021. The financial statements audited by Deloitte & Touche LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting. Because it has only recently commenced investment operations, Municipal Intermediate Fund does not have financial statements.

Available Information

The Tennessee Municipal Bond Fund and the Municipal Intermediate Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with these laws, they each file reports, proxy material and other information with the SEC. You can find such reports, proxy material and other information at the SEC’s website at http://www.sec.gov.

Other Business

Management of the Tennessee Municipal Bond Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise the Tennessee Municipal Bond Fund, in care of MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

July 15, 2021

MFS TENNESSEE MUNICIPAL BOND FUND, a series of

MFS MUNICIPAL SERIES TRUST

111 Huntington Avenue

Boston, Massachusetts 02199

APPENDIX A

FORM OF PLAN OF REORGANIZATION

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this              day of September, 2021, by MFS Municipal Series Trust, a Massachusetts business trust with its principal place of business at 111 Huntington Avenue, Boston, Massachusetts 02199-7618 (the “Trust”), on behalf of MFS Tennessee Municipal Bond Fund (the “Acquired Fund”), and MFS Municipal Intermediate Fund (the “Surviving Fund”), each a segregated portfolio of assets (“series”) thereof. Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Plan is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of the Trust, acting on behalf of the Acquired Fund and the Surviving Fund, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to, and shall be enforceable by, the Trust, acting on behalf of the Acquired Fund and the Surviving Fund.

The Acquired Fund’s shares are divided into three classes, designated Class A, Class I, and Class R6 shares (the “Class A Acquired Fund Shares,” “Class I Acquired Fund Shares,” and the “Class R6 Acquired Fund Shares” respectively, and together, the “Acquired Fund Shares”). The Surviving Fund’s shares are divided into four classes (the “Surviving Fund Shares”), designated Class A, Class C, Class I, and Class R6 shares. Class A, Class I, and Class R6 shares are involved in the Reorganization (the “Class A Reorganization Shares,” “Class I Reorganization Shares,” and “Class R6 Reorganization Shares” respectively) and thus included in, the term “Reorganization Shares.” Class C shares of the Surviving Fund are not part of the Reorganization. The Acquired Fund Shares are similar to the corresponding class of Reorganization Shares (i.e., the Acquired Fund’s Class A, Class I, and Class R6 correspond to the Surviving Fund’s Class A, Class I, and Class R6 shares, respectively).

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1  The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund’s Treasurer, or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.5 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities ( the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2  The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Plan. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing in the ordinary course of business.

1.3  On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distribution will be accomplished by the transfer of the Class A, Class I, and Class R6 Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Class A, Class I, and Class R6 Reorganization Shares due to such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A, Class I, and Class R6 Acquired Fund Shares shall be credited with the respective pro rata number of Class A, Class I, and Class R6 (as applicable) Reorganization Shares due to that shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4  The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5  Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6  The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1  The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Eastern time) on the Closing Date (the “Valuation Time”). The net asset value of each class of the Reorganization Shares shall be computed by JPMorgan Chase & Co. (the “Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) or Master Amended and Restated By-Laws (the “By-Laws”) and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in the Declaration of Trust or By-Laws and the Acquired Fund’s then current prospectus and statement of additional information (collectively, the “Acquired Fund Valuation Procedures”), to not less than four decimal places. The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund’s Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest. The Custodian shall confirm the net value of the Assets.

2.2  The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph), (b) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed), and (c) the number of Class R6 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R6 Acquired Fund Shares by the net asset value of a Class R6 Reorganization Share (as so computed).

2.3  Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund’s Valuation Procedures.

3. Closing and Closing Date

3.1  The Closing Date shall be October 1, 2021 or such other date on or before December 31, 2021, as the parties may agree. The Closing shall be held at 5:00 p.m., Eastern time, remotely at the offices of the Trust, 111 Huntington Ave, Boston, MA 02199 or at such other time and/or place as the parties may agree.

3.2  Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “JPMorgan Chase & Co.,” Custodian for the MFS Municipal Intermediate Fund” or in the name of any successor organization.

3.3  If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 2021, this Plan may be terminated by either Fund upon the giving of written notice to the other.

3.4  The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1  The Trust, on behalf of the Acquired Fund, represents and warrants to the Surviving Fund, as follows:

(a)  The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Plan. Neither the Trust nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust, subject to the approval of the shareholders of the Acquired Fund. The Trust has all necessary federal, state and local authorizations to own all of the properties and assets of the Trust and to carry on its business as now being conducted;

(b)  The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c)  The Trust is not, and the execution, delivery and performance of this Plan by the Trust will not result, in violation of any provision of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which the Trust or the Acquired Fund is bound;

(d)  The Acquired Fund has no material contracts or other commitments (other than this Plan and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund’s obligations under this Plan) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Trust or the Acquired Fund (or the Surviving Fund);

(e)  Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund or any of its properties or assets. Neither the Trust nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f)  The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of March 31, 2021, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended March 31, 2021 and March 31, 2020 (copies of which have been furnished to the Surviving Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of March 31, 2021 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g)  Since March 31, 2021, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust, on behalf of the Surviving Fund. For the purposes of this subparagraph (g), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(h)  As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of the Trust’s officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i)  For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the short taxable period beginning on April 1, 2021 and ending on the Closing Date.

The Acquired Fund will declare to any and all of the Acquired Fund’s shareholders of record on or prior to the Closing Date a dividend or dividends that together with all previous distributions that qualify for the dividends paid deduction under Section 561 of the Code shall have the effect of distributing to the Acquired Fund’s shareholders (1) (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under Section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code, (computed without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward), in each case for both the prior taxable year that ended March 31, 2021 for which a spillback dividend would still be timely and the short taxable year beginning on April 1, 2021 and ending on the Closing Date, and (2) such additional amount, if any, as required to eliminate the Acquired Fund’s excise tax liability under Section 4982 of the Code. Such dividends will be made to ensure continued eligibility of the Acquired Fund for treatment as a “regulated investment company” for tax purposes and to eliminate fund-level tax;

(j)  The authorized capital of the Trust consists of an unlimited number of shares, currently divided into sixteen series and, with respect to the Acquired Fund, into three classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(k)  Except as previously disclosed to the Surviving Fund, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(l)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund (with the exception of the approval of this Plan by the Acquired Fund’s shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Plan constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(n)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(o)  All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(p)  The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the Closing Date and will not on any of such date include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(q)  The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2  The Trust, on behalf of the Surviving Fund, represents and warrants to the Acquired Fund, as follows:

(a)  The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Plan. Neither the Trust nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust on behalf of the Surviving Fund. The Trust has all necessary federal, state and local authorizations to own all of the properties and assets of the Trust and to carry on its business as now being conducted;

(b)  The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c)  The current prospectus and statement of additional information of the Surviving Fund, each dated May 18, 2021, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)  At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e)  The Trust is not, and the execution, delivery and performance of this Plan by the Trust will not result, in violation of any provision of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Surviving Fund is a party or by which the Trust or the Surviving Fund is bound;

(f)  Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Surviving Fund, threatened against the Trust or the Surviving Fund or any of its properties or assets. Neither the Trust nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g)  The Surviving Fund recently commenced investment operations on or about May 18, 2021 and therefore it does not have audited financials from the Independent Registered Public Accounting Firm. Since on or about May 18, 2021, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust, on behalf of the Acquired Fund. For the purposes of this subparagraph (g), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(h)  As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of the officers of the Trust, are required to have been filed by the Surviving Fund by such date, and all such returns and reports were complete and accurate in all material respects. The Surviving Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i)  For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of Sections 851 through 855 of the Code will continue to apply to the Surviving Fund for each taxable year since its inception, including the remainder of its current taxable year ending March 31, 2022;

(j)  The authorized capital of the Trust consists of an unlimited number of shares, currently divided into sixteen series and, with respect to the Surviving Fund, into four classes at the date hereof. Class A, Class I, and Class R6 shares of the Surviving Fund are involved in the reorganization; provided however, Class C shares are not involved in the reorganization. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust (except as described in the Surviving Fund’s current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(k)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Surviving Fund, and this Plan constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(l)  The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Plan will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(m)  The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(n)  The Trust, on behalf of the Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(o)  All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(p)  The then current prospectus and statement of additional information of the Surviving Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the Closing Date and will not on any of such date include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(q)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this

Plan, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(r)  No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1  Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2  The Trust covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

5.3  The Trust covenants that it will, from time to time, as and whereas requested by the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Fund may reasonably deem necessary or desirable to vest in and confirm the Surviving Fund’s title to and possession of all the Assets and otherwise carry out the intent and purpose of this Agreement.

5.4  The Trust will provide such information as the Surviving Fund reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.5  Subject to the provisions of this Plan, the Trust, on behalf of each of the Acquired Fund and the Surviving Fund, will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6  The Trust, on behalf of the Acquired Fund, will furnish to the Surviving Fund on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, the Trust, on behalf of the Acquired Fund, or its designee will furnish to the Surviving Fund in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carry forwards and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

6. Conditions Precedent to Obligations of the Trust on behalf of the Acquired Fund

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Trust, on behalf of the Surviving Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Trust, on behalf of the Surviving Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer, or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Trust and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Acquired Fund shall reasonably request; and

6.3  The Acquired Fund shall have received on the Closing Date a favorable opinion from legal counsel of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Acquired Fund to the effect that:

(a) The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted. The Surviving Fund is a separate series of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b) this Plan has been duly authorized, executed and delivered by the Surviving Fund and, assuming due authorization, execution and delivery of this Plan by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Trust and the Surviving Fund enforceable against the Trust and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Plan are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-Laws;

(d) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Surviving Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h) to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i) except as may have been previously disclosed by the Trust, on behalf of the Surviving Fund, in writing to the Acquired Fund, to the knowledge of such counsel, no material litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Trust or the Surviving Fund or any of their properties or assets, and neither the Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the registration statement, he or she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led him or her to believe that, on the effective date of the registration statement the Closing Date and only insofar as such statements relate to the Surviving Fund, the registration statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Acquired Fund, contained in the registration statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, its Board of Trustees and its officers and the Acquired Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby the Trust may reasonably request.

7. Conditions Precedent to Obligations of the Trust on behalf of the Surviving Fund

The obligations of the Trust, on behalf of the Surviving Fund, to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  The Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax basis of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3  The Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer, or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Trust and the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4  The Surviving Fund shall have received on the Closing Date a favorable opinion from legal counsel of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a)	The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted. The Acquired Fund is a separate series of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b)	this Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of this Plan by the Trust, on behalf of the Surviving Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Plan, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund;

(d)	the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

(e)	to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)	the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Acquiring Fund, are accurate in all material respects;

(g)	to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(i)	to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j)	except as may have been previously disclosed by the Trust on behalf of the Acquired Fund, in writing to the Surviving Fund, to the knowledge of such counsel, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Trust or the Acquired Fund or any of the Acquired Fund’s properties or assets, and the Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the registration statement, he or she generally reviewed and discussed certain of such statements with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led him or her to believe that, on the effective date of the registration statement and only insofar as such statements relate to the Trust or the Acquired Fund, the registration statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Surviving Fund, contained in the registration statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, its Board of Trustees and its officers, and the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5  The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in the Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8. Further Conditions Precedent to Obligations of the Trust on behalf of the Surviving Fund and the Acquired Fund

The obligations of the Trust, on behalf of the Acquired Fund, hereunder are, at the option of the Surviving Fund, and the obligations of the Trust, on behalf of the Surviving Fund, hereunder are, at the option of the Acquired Fund, each subject to the further conditions that on or before the Closing Date:

8.1  This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the Trust’s Declaration of Trust and the Trust’s By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund.

8.2  On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by the Surviving Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either the Surviving Fund or the Acquired Fund may waive any such conditions for itself, respectively;

8.4  The Acquired Fund shall have declared to any and all of the Acquired Fund’s shareholders of record on or prior to the Closing Date a dividend or dividends that together with all previous distributions that qualify for the dividends paid deduction under Section 561 of the Code shall have the effect of distributing to the Acquired Fund’s shareholders (1) (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under Section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code, (computer without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward), in each case for both the prior taxable year that ended March 31, 2021 for which a spillback dividend would still be timely and the short taxable year beginning on April 1, 2021 and ending on the Closing Date, and (2) such additional amount, if any, as required to eliminate the Acquired Fund’s excise tax liability under Section 4982 of the Code;

8.5  The registration statement shall have become effective under the 1933 Act and, as of the Closing Date, not stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, not investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6  The Trust, on behalf of both the Acquired Fund and the Surviving Fund, shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the existing provisions of the Code, Treasury regulations, current administrative rules and judicial decisions and other applicable authority, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(i)	the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Sections 361 and 357 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the Acquired Fund’s Assets to the Surviving Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(iii)	under Section 354 of the Code, the Acquired Fund Shareholders will not recognize any gain or loss upon the exchange of their Acquired Fund shares for Reorganization Shares in the Reorganization;

(iv)	under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that an Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(v)	under Section 1223(1) of the Code, an Acquired Fund Shareholder’s holding period for the Reorganization Shares received in the Reorganization will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets;

(vi)	under Section 1032 of the Code, the Surviving Fund will not recognize any gain or loss upon the receipt of the Assets of the Acquired Fund in exchange for Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund pursuant to this Plan;

(vii)	under Section 362(b) of the Code, Surviving Fund’s tax basis in the Assets of the Acquired Fund transferred to the Surviving Fund in the Reorganization will be the same as the Acquired Fund’s tax basis immediately prior to the transfer adjusted for any gain or loss required to be recognized as described in (ii) above;

(viii)	under Section 1223(2) of the Code, the holding period in the hands of the Surviving Fund of each Acquired Fund Asset transferred to the Surviving Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such Asset was held or treated for federal income tax purposes as held by the Acquired Fund; and

(ix)	the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and Surviving Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion. The Trust agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, the Trust may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7  The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Plan and the transactions contemplated thereby.

9. Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1  The Surviving Fund and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Plan in connection with the transactions provided for herein.

9.2  Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the Reorganization is consummated.

9.3  Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4  The Trust agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing April 1, 2021 and ending on the Closing Date.

9.5  The Trust, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and, tax forms (i.e., Forms 1099) for the taxable years ended March 31, 2020 and March 31, 2021, and the short taxable year commencing on April 1, 2021 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and if applicable, and (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10. Entire Agreement

The Surviving Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Plan constitutes the entire agreement between the parties.

11. Termination

11.1  This Plan may be terminated by the mutual agreement of the Surviving Fund and the Acquired Fund. In addition, either party may at its option terminate this Plan unilaterally at or prior to the Closing Date because of:

(a)	a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2  In the event of any such termination, there shall be no liability for damages on the part of the Surviving Fund or the Acquired Fund, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Plan.

12. Amendments

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Surviving Fund; provided, however, that following the meeting of shareholders of the Acquired fund on or about September 16, 2021, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Plan to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Plan to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be personally delivered or given by facsimile or certified mail addressed to the Trust, on behalf of the MFS Tennessee Municipal Bond Fund or the MFS Municipal Intermediate Fund, (as applicable), 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Assistant Secretary.

14. Miscellaneous

14.1  The article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2  This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

14.3  This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4  This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.5  A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Acquired Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder. The Acquired Fund further acknowledges that the assets and liabilities of each series of the Surviving Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.6  A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Surviving Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Acquired Fund in accordance with its proportionate interest hereunder. The Surviving Fund further acknowledges that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

14.7  Notwithstanding Article 12 of this Plan, but subject to the first proviso contained therein, either party to this Plan, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

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MIU-PS-071521

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

MFS® TENNESSEE MUNICIPAL BOND FUND,

a series of MFS® Municipal Series Trust,

by and in exchange for shares of

MFS® MUNICIPAL INTERMEDIATE FUND,

a series of MFS® Municipal Series Trust

July 15, 2021

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS® Municipal Intermediate Fund (the “Municipal Intermediate Fund”) dated July 15, 2021 relating to the transfer of all or substantially all of the assets of the MFS Tennessee Municipal Bond Fund (the “Tennessee Municipal Bond Fund”) to the Municipal Intermediate Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus.    Investors may obtain a free copy of the Prospectus or the Statement of Additional Information, or both, by writing MFS Service Center, Inc., P.O. Box 219341, Kansas City, MO, 64121-9341, or by calling 1-800-225-2606.

ADDITIONAL INFORMATION ABOUT MUNICIPAL INTERMEDIATE FUND

The Municipal Intermediate Fund’s Statement of Additional Information dated July 29, 2020, as amended from time to time, including that certain Supplement to the Statement of Additional Information dated May 18, 2021, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein in its entirety.

ADDITIONAL INFORMATION ABOUT TENNESSEE MUNICIPAL BOND FUND

The Tennessee Municipal Bond Fund’s Statement of Additional Information dated July 29, 2020, as amended, and its Annual Report to Shareholders for the fiscal year ended March  31, 2021 has been filed with the SEC and is incorporated by reference herein in its entirety.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for both the Municipal Intermediate Fund and the Tennessee Municipal Bond Fund, providing audit services, tax return review, and other related services and assistance in connection with the review of various SEC filings for the Municipal Intermediate Fund and the Tennessee Municipal Bond Fund.

The following documents are incorporated by reference into this Statement: the Tennessee Municipal Bond Fund’s Annual Report for the fiscal year ended March 31, 2021. The audited annual financial statements for the Tennessee Municipal Bond Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

Annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and downloaded via the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or by logging in to www.mfs.com.

FINANCIAL STATEMENTS

The Municipal Intermediate Fund is recently organized and, as such, there are no financial statements available. For the Tennessee Municipal Bond Fund, this Statement incorporates by reference its Annual Report for the fiscal year ended March 31, 2021, which has been filed with the SEC. The Annual Report contains historical financial information regarding the Tennessee Municipal Bond Fund. The financial statements and the report of the independent registered public accounting firm in the Annual Report of the Tennessee Municipal Bond Fund (filed via EDGAR on Form N-CSR on May 21, 2021, Accession No. 0001193125-21-168839), are incorporated by reference herein.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of Tennessee Municipal Bond Fund and Municipal Intermediate Fund, and the fees and expenses of Municipal Intermediate Fund on a pro forma basis after giving effect to the proposed reorganization, is included in the section entitled “SYNOPSIS” under Question #6 of the Prospectus.

The reorganization will not result in a material change to Tennessee Municipal Bond Fund’s investment portfolio due to the investment restrictions of the Municipal Intermediate Fund. In particular, each security held by the Tennessee Municipal Bond Fund is eligible to be held by the Municipal Intermediate Fund in accordance with its fundamental investment restrictions. As a result, a schedule of investments of the Tennessee Municipal Bond Fund modified to show the effects of the change is not required and is not included.

MFS expects to reposition approximately 50% of Tennessee Municipal Bond Fund’s portfolio securities that will not be retained by the Municipal Intermediate Fund. MFS expects to reposition approximately 25% of Tennessee Municipal Bond Fund’s portfolio securities after shareholder approval and prior to the consummation of the reorganization and approximately 25% of Tennessee Municipal Bond Fund’s portfolio securities repositioned after the reorganization. Such repositioning is primarily a result of the Municipal Intermediate Fund’s focus on securities with an effective maturity range of three to ten years and Tennessee Municipal Bond Fund’s strategy of having at least 80% of its holdings be exempt from personal income tax in Tennessee. Notwithstanding the foregoing, changes may be made to the Tennessee Municipal Bond Fund’s portfolio in advance of the reorganization and/or the Municipal Intermediate Fund’s portfolio following the reorganization.

There are no material differences in accounting, valuation, and taxation policies of the Municipal Intermediate Fund and the Tennessee Municipal Bond Fund.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT

This Statement incorporates by reference the following documents, which have been filed with the SEC and will be sent to any shareholder requesting this Statement:

MFS Tennessee Municipal Bond Fund

1.	Statement of Additional Information dated July 29, 2020 for Municipal Series Trust (filed via EDGAR on July 28, 2020, Accession No. 0001104659-20-087065).

2.	Supplement dated February 1, 2021 to the Statement of Additional Information for MFS Municipal Series Trust (filed via EDGAR on February 1, 2021, Accession No. 0000912938-21-000026).

3.	Supplement dated May 18, 2021 to the Statement of Additional Information for MFS Municipal Series Trust (filed via EDGAR on May 17, 2021, Accession No.0000912938-21-000287).

4.	MFS Tennessee Municipal Bond Fund’s Semiannual Report to Shareholders for the six-month period ended, dated September 30, 2020, of MFS Municipal Series Trust (File Nos. 002-92915 and 811-04096), filed on Form N-CSR on November 23, 2020, Accession No. 0001193125-20-300871.

5.	MFS Tennessee Municipal Bond Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2021, of MFS Municipal Series Trust (File Nos. 002-92915 and 811-04096) filed on Form N-CSR on May 21, 2021, Accession No. 0001193125-21-168839.

MFS Municipal Intermediate Fund

1.	Statement of Additional Information dated July 29, 2020 for Municipal Series Trust, (filed via EDGAR on July 28, 2020, Accession No. 0001104659-20-087065).

2.	Supplement dated February 1, 2021 to the Statement of Additional Information for MFS Municipal Series Trust, (filed via EDGAR on February 1, 2021, Accession No. 0000912938-21-000026).

3.	Supplement dated May 18, 2021 to the Statement of Additional Information for MFS Municipal Series Trust (filed via EDGAR on May 11, 2021, Accession No. 0001104659-21-064374).

PO Box 9206, Canton, MA 02021-9905	VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to www.proxyvotenow.com/mfs 3. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-379-6846 3. Follow the simple instructions.

¯  Please detach at perforation before mailing.  ¯

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MFS® TENNESSEE MUNICIPAL BOND FUND

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 16, 2021

The undersigned, having received Notice of the September 16, 2021 Special Meeting of Shareholders (the “Meeting”) of MFS® Tennessee Municipal Bond Fund (the “Fund”), a series of the MFS® Municipal Series Trust, a Massachusetts business trust (the “Trust”), and the related Prospectus/Proxy Statement, hereby appoints Christopher R. Bohane, Thomas H. Connors, David L. DiLorenzo, Heidi W. Hardin, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and James O. Yost as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Meeting to be held via audio teleconference on September 16, 2021 at 10:00 a.m. Eastern Time, and any adjournments or postponements thereof. The undersigned hereby revokes all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or by voting via audio teleconference at the Meeting.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above

Date

Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and when more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be

held on September 16, 2021.

The proxy statement for this meeting is available at www.eproxyaccess.com/mfs2021

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

¯  Please detach at perforation before mailing.  ¯

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This proxy is solicited on behalf of the Board of Trustees of the Tennessee Municipal Bond Fund. It will be voted as specified.

If no specification is made, this proxy shall be voted FOR the proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1. To consider and act upon a proposal to approve a Plan of Reorganization (the “Plan”) of the MFS Municipal Series Trust, on behalf of each of its MFS Tennessee Municipal Bond Fund (the “Tennessee Municipal Bond Fund”) and its MFS Municipal Intermediate Fund (the “Municipal Intermediate Fund”), providing for the transfer of the Tennessee Municipal Bond Fund’s assets to and the assumption of the Tennessee Municipal Bond Fund’s liabilities by the Municipal Intermediate Fund in exchange solely for shares of beneficial interest of the Municipal Intermediate Fund, and the distribution of Municipal Intermediate Fund shares to the shareholders of the Tennessee Municipal Bond Fund in complete liquidation and termination of the Tennessee Municipal Bond Fund.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To transact such other business as may properly come before the Meeting and any adjournments thereof.